                                                                   EXHIBIT 10.20

                        CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH
                                         THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                               DISCOUNT ADDENDUM

This Addendum supplements and modifies the Master Agreement between NCR Corporation ("NCR") and G+G Retail, Inc. ("G+G") dated February 26, 1999. To the extent any provisions of this Addendum are inconsistent with the terms and conditions of the Master Agreement, the provisions of this Addendum will prevail.

1.0  TERM
     ----
The Term of this Addendum begins February 26, 1999 and ends December 31, 2001.

2.0  APPLICABILITY - PRODUCTS COVERED
     --------------------------------

This Addendum applies only to the products listed in Attachment A (the "Products") which are: (i) purchased from NCR, either directly or through a leasing company; and (ii) delivered during the Term. NCR may substitute Products, provided the substitute Products do not materially impact form, fit or function.

3.0  ORDERS AND INVOICES
     -------------------

All orders, regardless of the form used, will be governed by this Addendum and the Master Agreement. Any pre-printed language on G+G's order form will have no force or effect. All Products will be invoiced on shipment from the NCR Staging Center to G+G's store locations. Payment is due within 30 days of receipt of invoice.

4.0  LIST PRICES AND DISCOUNTS
     -------------------------

4.1  List Prices.  The list prices of the Products are NCR's published U.S. list
     -----------
prices ("List Prices"). List Prices do not include NCR's standard freight, distribution, and installation charges, any other reasonable charges associated with G+G's site or other requirements, and all taxes which relate to G+G's acquisition of the Products (excluding NCR's net corporate income or franchise taxes).

4.2  Price Protection.  NCR has agreed to secure the pricing below for the
     ----------------
Product configurations listed in Attachment A.

Product Configuration  Discounted Net Price*  Quantity
------------------------------------------------------
        7452                 [*****]           [*****]
------------------------------------------------------
        3272                 [*****]           [*****]
------------------------------------------------------

*Note: This pricing is contingent upon G+G purchasing or leasing and taking
------
delivery of [*****] units of each Product by June 30, 2000. This pricing for the specific configurations listed in Attachment A will be valid through December 31, 2000. NCR agrees to make this same net price for a similar product configuration available to G+G for the entire calendar year of 2001.
--------------------------------------------------------------------------------

4.3 End-Of-Term Adjustment. If the discount extended exceeds the discount actually earned, NCR will invoice and G+G agrees to pay the difference plus interest (the maximum rate allowed by law, not to exceed 10% per annum). Interest will be calculated from the dates of the original invoices.

5.0  ORDER CHANGES
     -------------

G+G may cancel an order in whole or in part, delay delivery or change the installation location by providing written notice prior to shipment to NCR's staging center. If G+G's notice is received 30 days or less before the scheduled shipment date, charges will apply as follows.

5.1  Cancellation.  Cancellation charges equal 20% of the List Price of the
     ------------
affected Products.

5.2  G+G's Delivery Delay from NCR's Staging Center
     ----------------------------------------------

   Length of Delay     G+G Charge
---------------------  ----------
less than 30 days         0%
30 - 59 days              0%
60 - 89 days              4%
90 - 120 days             6%
greater than 120 days     8%

G+G charges are stated as a percentage of the affected Products' discounted net price. Multiple delays which exceed 60 days in total will be considered a single delay in excess of 60 days. A request to delay delivery more than 360 days from the date of the original order will be considered a cancellation. If an order is canceled subsequent to a chargeable delay, a 20% cancellation charge shall also apply.

5.3  Delays Caused by NCR.  If NCR's delivery to G+G stores is delayed more than
     --------------------
30 days due to NCR's performance, G+G may cancel delivery without penalty.

5.4  Change of Installation Location.  If G+G changes the installation location
     -------------------------------
previously specified in an order, NCR will bill any additional shipping and handling costs to G+G at NCR's standard charges.

6.0  CONFIDENTIALITY
     ---------------

This Addendum and the Master Agreement shall be considered confidential and each party will use reasonable efforts to prevent the disclosure of its contents to any person who is not its employee or agent, except as may be required by law or government regulation.

G+G Retail Inc.                     NCR Corporation

/s/ Michael Kaplan                  /s/ Alan Couch
------------------------------      ------------------------------
Signature                           Signature

CFO                                 VP GMS
------------------------------      ------------------------------
Title                               Title

Michael Kaplan                      Alan Couch
------------------------------      ------------------------------
Typed Name                          Typed Name

3/3/99                              3/12/99
------------------------------      ------------------------------
Date                                Date

                                  Attachment A
                     NCR 7452 and 3272 System Configuration
                         Pricing and Discount Schedule

    Product I.D.             Product Description          Qty  List Price  Disc. %  Net Price   Extended
---------------------  -------------------------------    ---  ----------  -------  ---------  ----------
                                                                                               Net Price
                                                                                               ----------
7452-3002-8900         7452 686 w16MB ,Win 95 Model      [*****]    $3,065  [*****]  $[*****]   $[*****]
7452-F117-0000         Upgrade to 233Mhz                 [*****]    $  499  [*****]  $[*****]   $[*****]
7452-F132-0000         Upgrade to 32 MB Memory           [*****]    $  295  [*****]  $[*****]   $[*****]
7452-F300              Peripheral Tray                   [*****]         0  [*****]  $[*****]   $[*****]
7452-F190              Power Cord                        [*****]         0  [*****]  $[*****]   $[*****]
7452-F161              2GB Hard Drive                    [*****]       330  [*****]  $[*****]   $[*****]
7452-F201              AlphaNumeric POS Keyboard         [*****]       565  [*****]  $[*****]   $[*****]
7452-F211              MSR Track1-2-3                    [*****]        75  [*****]  $[*****]   $[*****]
7452-F001              Integrated Cash Drawer            [*****]       225  [*****]  $[*****]   $[*****]
7452-F011              Universal 2-1/2L Till (No Lid)    [*****]        45  [*****]  $[*****]   $[*****]
7452-F012              Coin Roll & Slip Trays            [*****]        30  [*****]  $[*****]   $[*****]
7452-F013              Manual Drawer Release             [*****]        45  [*****]  $[*****]   $[*****]
7452-F502              7156 Printer w/Knife & slip       [*****]      1035  [*****]  $[*****]   $[*****]
7452-F280-0000         7156 Slip Table                   [*****]    $   25  [*****]  $[*****]   $[*****]
7452-F620              Integrated Printer Cable          [*****]        65  [*****]  $[*****]   $[*****]
7452-K402              10" Color VGA w Remote Mount      [*****]       900  [*****]  $[*****]   $[*****]
7452-F323              2x20 LCD Cust Display wMount      [*****]       275  [*****]  $[*****]   $[*****]
D370-0420              NCR OPOS Drivers                  [*****]        75  [*****]  $[*****]   $[*****]
                       Terminal Hardware Total                      $7,549           $[*****]   $[*****]

Product I.D.                 Product Description          Qty  List Price  Disc. %  Net Price   Extended
---------------------  --------------------------------   ---  ----------  ------   ---------  ----------
                                                                                               Net Price
                                                                                               ----------
3272-2600-8900         Desktop PC, WinNT 4.0 Wkst        [*****]       700  [*****]  $[*****]   $[*****]
3272-F011              450Mhz Pentium II MMX             [*****]       740  [*****]  $[*****]   $[*****]
3272-F940              Power Cord                        [*****]         5  [*****]  $[*****]   $[*****]
3272-F136              Upgrade 128 MB Memory             [*****]    $  400  [*****]  $[*****]   $[*****]
3272-F751              4.3GB Hard Drive                  [*****]       220  [*****]  $[*****]   $[*****]
3272-F702              1.44 MB Flex                      [*****]        35  [*****]  $[*****]   $[*****]
3272-F080              English - User Documentation      [*****]         5  [*****]  $[*****]   $[*****]
3272-F594              32X CD-ROM                        [*****]       100  [*****]  $[*****]   $[*****]
3272-F371              Mouse                             [*****]        15  [*****]  $[*****]   $[*****]
3498-2277              15"Color Monitor                  [*****]       310  [*****]  $[*****]   $[*****]
1428-C001-0010         Power Cord                        [*****]         5  [*****]  $[*****]   $[*****]
3272-F690              NT 4.0 Workstation                [*****]         0  [*****]  $[*****]   $[*****]
                       PC/ISP Configuration Sub-Total               $2,535  [*****]  $[*****]   $[*****]

5932-1001-9001         POS Keyboard                      [*****]       605  [*****]  $[*****]   $[*****]
7156-4205-9001         Printer w / Knife                 [*****]      1035  [*****]  $[*****]   $[*****]
7156-K330-0000         Printer Power Supply              [*****]       115  [*****]  $[*****]   $[*****]
1416-C266-0040         RS232 Comm Cable                  [*****]        45  [*****]  $[*****]   $[*****]
7052-K657              Remote Cash Drawer                [*****]       315  [*****]  $[*****]   $[*****]
D370-0420              NCR OPOS Drivers                  [*****]        75  [*****]  $[*****]   $[*****]
                       Backoffice POS Sub-Total                     $2,190           $[*****]   $[*****]

                       Total Backoffice POS                         $4,725           $[*****]   $[*****]

Product I.D.                 Product Description           Qty  List Price  Disc. %  Net Price   Extended
---------------------  ----------------------------------  ---  ----------  ------   ---------  ----------
                                                                                                Net Price
                                                                                                ----------
                       Power & Protection OPTIONS

4052-0650-7194         3271 Power & Protection (UPS)     [*****]    $  359  [*****]  $[*****]   $[*****]
4052-0420-7194         7452 Power & Protection (UPS)     [*****]    $  219  [*****]  $[*****]   $[*****]

                       MISC. HARDWARE

                       3COM 8-port Hub - Office Connect  [*****]        89  [*****]  $[*****]   $[*****]
                       3Com/US Robotics Ext 56K Modem    [*****]       149  [*****]  $[*****]   $[*****]

**NOTES : (1) Tax and Distribution charges are not included.
---------------------

                                       3